UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2026

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Trapelo Road Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2026, Dyne Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The following is a summary of the matters voted on at the 2026 Annual Meeting.

a)
The stockholders of the Company elected David Lubner, Brian Posner and Jason Rhodes as Class III directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders and until his respective successor has been duly elected and qualified. The results of the stockholders’ vote with respect to such matter were as follows:

Name	For	Withheld	Broker Non-Votes
David Lubner	136,331,376	12,741,582	9,669,965
Brian Posner	148,535,323	537,635	9,669,965
Jason Rhodes	130,313,227	18,759,731	9,669,965

b)
The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote, on a non-binding advisory basis, with respect to such matter were as follows:

For	Against	Abstain	Broker Non-Votes
147,732,142	1,279,302	61,514	9,669,965

c)
The stockholders of the Company approved an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares (the “Authorized Shares Amendment”). The results of the stockholders' vote with respect to such matter were as follows:

For	Against	Abstain
157,762,168	913,118	67,637

The Company filed a certificate of amendment to its restated certificate of incorporation with the Secretary of State of the State of Delaware on June 8, 2026, to effect the Authorized Shares Amendment.

d)
The stockholders of the Company approved an amendment to the Company’s restated certificate of incorporation to provide for officer exculpation (the “Officer Exculpation Amendment”). The results of the stockholders' vote with respect to such matter were as follows:

For	Against	Abstain	Broker Non-Votes
136,735,765	12,310,752	26,441	9,669,965

The Company filed a certificate of amendment to its restated certificate of incorporation with the Secretary of State of the State of Delaware on June 8, 2026, to effect the Officer Exculpation Amendment.

e)
The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
158,690,016	25,660	27,247

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: June 8, 2026	By:	/s/ John G. Cox
		Name:	John G. Cox
		Title:	President and Chief Executive Officer